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                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A

       SUPPLEMENT DATED NOVEMBER 1, 2007 TO PROSPECTUSES DATED MAY 1, 2007

This Supplement is intended to supplement prospectuses dated May 1, 2007 that describe VENTURE(R) VARIABLE ANNUITY, VENTURE VANTAGE(R) VARIABLE ANNUITY, VENTURE III(R) VARIABLE ANNUITY, VENTURE VISION(R) VARIABLE ANNUITY, WEALTHMARK VARIABLE ANNUITY, AND WEALTHMARK ML3 VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York. We call each of these prospectuses a "Product Prospectus."

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You should read this Supplement together with the Product Prospectus for the
Contract you purchase, and retain both documents for future reference. If you would like another copy of the Product Prospectus, please contact our Annuities Service Office at 1-800-344-1029, or in New York State, 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com.
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CHANGE IN OUR RATINGS

Effective September 25, 2007, we are amending and restating the disclosure of the "General Information about Us, the Separate Account and the Funds" section of the Product Prospectus that discusses our financial ratings. This revision reflects a change in our Moody's rating for John Hancock USA from Aa2 (Excellent in financial strength; 3rd category of 21) to Aa1 (Excellent in financial strength; 2nd category of 21):

John Hancock USA and John Hancock New York have received the following ratings from independent rating agencies:

         ---------------------------------------------------------------
         AAA                     Extremely strong financial security
         Standard & Poor's       characteristics; 1st category of 21

         A++                     Superior companies have a very strong
         A.M. Best               ability to meet their obligations; 1st
                                 category of 16

         AA+                     Very strong capacity to meet
         Fitch                   policyholder and contract obligations;
                                 2nd category of 24

         ---------------------------------------------------------------

John Hancock USA has also received the following rating from Moody's:

         ---------------------------------------------------------------
         Aa1                      Excellent in financial strength; 2nd
         Moody's                  category of 21
         ---------------------------------------------------------------

These ratings, which are current as of September 25, 2007 and are subject to change, are assigned as a measure of John Hancock USA's and John Hancock New York's ability to honor any guarantees provided by the Contract and any applicable optional Riders, but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any Fund.











1107:130381     333-71072     333-71074    333-83558
                333-70728     333-138846   333-61283
                333-70730     033-79112
                333-70850     033-46217